EQ ADVISORS TRUSTSM — AXA STRATEGIC ALLOCATION SERIES PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 30, 2016 TO THE PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Prospectus dated May 1, 2016 of EQ Advisors Trust (“Trust”) regarding the AXA Strategic Allocation Series Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for management and administrative services.

Effective October 1, 2016, the last paragraph of the section of the Prospectus entitled “Management of the Trust — Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the Trust’s AXA All Asset Allocation Portfolios and AXA/Franklin Templeton Allocation Managed Volatility Portfolio, and with the AXA Premier VIP Trust Portfolios, which are also managed by FMG LLC, each of which are offered in other prospectuses (together, with the Portfolios, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.11% of the next $10 billion; 0.10% of the next $5 billion and 0.095% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with each Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.